Exhibit 99.1

Surf Air Mobility Reports First Quarter 2026 Financial Results, Outperforming Adjusted EBITDA Guidance

First Quarter Revenue of $25.6 Million, At the High End of the Guidance Range of $24 Million to $26 Million

First Quarter Adjusted EBITDA Loss of $12.3 Million vs. Guidance Range of $15.5 Million to $13.5 Million Loss

Improved Annual 2026 Adjusted EBITDA Guidance by Approximately 40% While Maintaining 2026 Revenue Guidance

Surf On Demand Private Charter Business Achieved Highest Revenue and Highest Gross Margin Quarter Since Inception

Company Issues Second Quarter 2026 Guidance

Airline Operations Completed Safety Management System One Year Ahead of FAA Mandate and Surf On Demand Private Charter Achieved ARGUS Certification

LOS ANGELES – May 11, 2026 – Surf Air Mobility Inc. (NYSE: SRFM) ("Surf Air Mobility" or the "Company"), a leading air mobility platform, today reported financial results for the first quarter ended March 31, 2026, and provided an update on operational progress across the Company’s airline, On Demand private charter, and technology businesses.

Deanna White, Chief Executive Officer of Surf Air Mobility, said: "We are pleased with our first quarter Adjusted EBITDA results, which exceeded our expectations. The progress we’ve made across our business have positioned us to improve our annual 2026 Adjusted EBITDA guidance by 40% while maintaining our full year revenue guidance. The efficiencies gained within our core businesses in the first quarter are a clear indication of the value that SurfOS and our partnership with Palantir delivers."

Exhibit 99.1

Q1 2026 Financial Results

Revenue

●
Total revenue of $25.6 million was at the high end of the Company’s guidance range of $24 million to $26 million, a 9% year-over-year increase
●
Scheduled service revenue of $15.5 million, a 13% year-over-year decrease reflecting the exiting of unprofitable routes
●
Surf On Demand private charter revenue of $10.1 million, a 77% year-over-year increase reflecting the success of the Powered by Surf On Demand program and efficiency gains from BrokerOS

Net Loss

Net loss was $20.3 million for the first quarter of 2026 compared to Net loss of $18.5 million in the prior year period. Net loss for both periods included investment in R&D for technology initiatives, stock-based compensation, transaction costs and other non-recurring items. The year-over-year increase in net loss principally reflects continued strategic investment in SurfOS development and a larger non-cash change in fair value of financial instruments expense, partially offset by revenue growth.

Adjusted EBITDA

●
Adjusted EBITDA loss of $12.3 million, exceeding guidance of $15.5 million to $13.5 million loss. Adjusted EBITDA exceeded expectations driven by improved On Demand private charter margins, effective costs controls across our airline operations and the more rapid and cost-efficient development and deployment of SurfOS.
●
Improvement in Adjusted EBITDA loss over prior year period resulted from increased revenue and the broader internal adoption of SurfOS within airline operations

Q1 2026 Business Highlights

Airline Operations

●
Flew 65,376 passengers on 12,503 departures via Southern Airways and Mokulele Airlines sub-brands

Exhibit 99.1

●
Maintained operational performance including 96% controllable completion factor, 72% on-time departures, and 78% on-time arrivals, all significantly improved from same period prior year
●
Announced investment in Mokulele Airlines' Hawaii operations, including new aircraft, expanded routes, and infrastructure upgrades, positioning the network as the launch market for electric aircraft

Surf On Demand Private Charter

●
Q1 2026 was the highest revenue quarter since inception for the Surf On Demand private charter business, a 77% year-over-year increase, with March the highest revenue month since inception
●
Revenue per flight increased 38% driven by longer flights, defined as flights greater than 1,000 miles, increasing 149%, international departures increasing 87%, and flights on larger-cabin aircraft, defined as greater than 9 seat, increasing 49%, comparing Q1 2026 vs. Q1 2025
●
Surf On Demand private charter gross margin improved approximately 340 basis points year-over-year for the comparable period
●
BrokerOS drove increased broker productivity in Q1 2026 versus Q1 2025, including:
○
32% more bookings for top brokers
○
57% faster quote-to-close
○
40% more payments processed on-platform
●
Powered by Surf On Demand program, which equips independent brokers with BrokerOS to sell under the Surf On Demand brand, ended Q1 2026 with six active independent brokers, growing the Company’s sales force without a proportionate increase in fixed costs.
●
ARGUS Certified Charter Broker accreditation was achieved in March 2026. Surf On Demand private charter is now one of only 16 ARGUS-certified brokerages globally, reinforcing the Company's safety and compliance standards.

SurfOS Software

●
BrokerOS generated revenue in Q1 2026 via a take rate across On Demand private charter bookings
●
AI-assisted development and Palantir's Foundry and AIP are reducing SurfOS development cycles and have accelerated deployment within the Company

Exhibit 99.1

●
Crew scheduling, aircraft dispatch, and maintenance digitalization supported improvements in productivity and reliability of airline operations
●
Proprietary mobile crew app and maintenance management system contributed to reductions in cost of irregular operations
●
Continued development of OperatorOS in preparation for commercial launch in second half of 2026
●
Launched new SurfOS tools, including:
○
‘Aircraft Intelligence’ tool to monitor fleet utilization and movement patterns of third-party aircraft to better inform charter sourcing
○
AIP-enabled charter price rating to determine market rates and identify margin opportunities
○
Charter aircraft sourcing comparison tool to improve broker visibility into aircraft options when building a quote
○
Expanded CRM capabilities of BrokerOS

Electrification

●
In March 2026, Surf Air Mobility announced a strategic partnership with BETA Technologies (“BETA”) that includes:
○
A firm order for 25 all-electric BETA ALIA aircraft, with options for up to 75 more
○
Designation as BETA's launch operator for commercial passenger electric passenger service
○
Surf Air Mobility plans to establish BETA factory-authorized service centers, with exclusivity in launch regions
●
The Company eliminated up to $100 million in planned capital expenditure from its Cessna Caravan powertrain electrification program, while maintaining the Company's position as a first mover in commercial electric aviation through the BETA partnership

Subsequent Events: Q2 2026 Developments

2026 Adjusted EBITDA Guidance Improved by Approximately 40% While Maintaining 2026 Revenue Guidance

●
In April 2026, the Company revised its 2026 Adjusted EBITDA loss guidance to $30 million to $25 million, an improvement of approximately 40% from prior guidance of $50 million to $40 million

Exhibit 99.1

●
Revenue guidance remains $128 million to $138 million, representing 20% to 30% growth over full-year 2025
●
Four operational drivers are responsible for the improvement over previous guidance:
○
SurfOS digitalizing core airline and charter workflows, reducing costs by 6% and 15%, respectively
○
Corporate automation and procurement discipline, 32% reduction in staffing need, 17% in professional services
○
Increased profitable charter revenue through the capital-efficient Powered by Surf On Demand program
○
Reduced SurfOS development costs and accelerated deployment via AI and Palantir's platform

Airline Operations

●
In April, the Company completed the implementation of its Safety Management System (“SMS”) under 14 CFR Part 5 through its Southern Airways Express operating certificate, which governs vetting of all third-party operator partners used by Surf On Demand
○
Southern Airways Express is one of only nine Part 135 commuter operators to have completed an operational SMS, doing so a year ahead of the FAA's May 2027 mandate
●
The Company continues to invest in Mokulele Airlines with the opening of renovated lounges at Honolulu and Lanai airports and the delivery of two new Cessna Caravan aircraft
●
The Company intends to begin demonstration flights with BETA cargo aircraft in Hawaii beginning in June of this year

Surf On Demand Private Charter

●
As of April 2026, 29 independent brokers are enrolled in the Powered by Surf On Demand program, with hundreds of additional applicants in the queue
●
Additional exclusive wholesale agreement signed that expands exclusive aircraft supply by 67% and adds a new aircraft category
●
The Company anticipates that Surf On Demand will be the largest contributor to revenue growth in full-year 2026 with expanding gross margins

SurfOS Software

Exhibit 99.1

●
Since the quarter ended, the SurfOS team deployed new Palantir-powered tools, including:
○
A fuel optimization module that reconciles fuel uplift against vendor invoicing and provides flight-level visibility into fuel performance and cost across routes, aircraft, and crew
○
A crew reserve optimization module that automates reserve crew assignments for the Company’s airline operations, replacing a manual process that could result in overstaffing and coverage inefficiencies
●
Last week, the Company released additional go-to-market details for SurfOS, which can be found here

Capital Structure

●
In April 2026, the Company raised $30 million in new capital: $15 million through a non-dilutive, aircraft-backed credit facility and $15 million in a common equity offering
●
Co-Founders, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, and other directors backed the 2026 plan through the collective purchase of approximately $5.3 million of SRFM common stock in the offering
●
Proceeds are primarily intended to accelerate SurfOS implementation and fund electrification initiatives.

Second Quarter Financial Guidance

●
Second quarter revenue in the range of $27 million to $30 million. These expectations reflect both continued growth in On Demand private charter revenue and the impact of the prior year’s exit of unprofitable routes.
●
Adjusted EBITDA loss in the range of $10.5 million to $8.5 million, which excludes the impact of stock-based compensation, changes in fair value of financial instruments, and transaction and restructuring expenses. Adjusted EBITDA loss guidance for the second quarter reflects the impact of significantly increased fuel costs, compounding weather-related cancellations in Hawaii, and the continued strategic investment in SurfOS development in advance of its broader commercial launch.

The Company is accelerating its path to profitability and anticipates Adjusted EBITDA loss to further narrow through the second half of 2026 absent unexpected macro or geopolitical headwinds.

Exhibit 99.1

About Surf Air Mobility

Surf Air Mobility is a Los Angeles-based air mobility platform. With its AI-enabled SurfOS software, Surf Air Mobility provides technology designed to support the modernization of air operations and the adoption of next-generation aircraft. The Company currently operates one of the largest commuter airlines in the United States by scheduled departures and provides private charter services. Together, these businesses provide the operational scale and real-world operating data to validate and deploy its software. These capabilities position Surf Air Mobility as a leader shaping a more efficient, connected, and accessible future for aviation.

Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Surf Air Mobility’s profitability and future financial results and its ability to achieve its business objectives. Readers of this release should be aware of the speculative nature of forward-looking statements. These statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company and reflect the Company’s current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: Surf Air Mobility’s ability to anticipate the future needs of the air mobility market; Surf Air Mobility’s future ability to pay contractual obligations and liquidity will depend on operating performance, cash flow and ability to secure adequate financing; the dependence on third-party partners and suppliers for the components and collaboration in Surf Air Mobility’s development of its advanced air mobility software platform, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain Surf Air Mobility’s growth; the inability of Surf Air Mobility’s customers to pay for Surf Air Mobility’s services; the inability of Surf Air Mobility to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against Surf Air Mobility, the risks associated with Surf Air Mobility’s obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Company files with the SEC, and investors are urged to review those periodic reports and the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment

Exhibit 99.1

decision. The Company assumes no obligation to update its forward-looking statements except as required by law.

Surf Air Mobility Media Contacts
Press: press@surfair.com
Investors: investors@surfair.com

Footnotes

Use of Non-GAAP Financial Measures: Surf Air Mobility uses Adjusted EBITDA to identify and target operational results which is beneficial to management and investors in evaluating operational effectiveness. Adjusted EBITDA is a supplemental measure of Surf Air Mobility’s performance that is not required by, or presented in accordance with, U.S. GAAP. Adjusted EBITDA is not a measurement of Surf Air Mobility’s financial performance under U.S. GAAP and should not be considered as an alternative to net income (loss) or any other performance measure derived in accordance with U.S. GAAP. Surf Air Mobility’s calculation of this non-GAAP financial measure may differ from similarly titled non-GAAP measures, if any, reported by other companies. This non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP.

Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies.

Surf Air Mobility presents Adjusted EBITDA because it considers this measure to be an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in its industry. Management believes that investors’ understanding of Surf Air Mobility’s

Exhibit 99.1

performance is enhanced by including this non-GAAP financial measure as a reasonable basis for comparing its ongoing results of operations.

Exhibit 99.1

Unaudited Condensed Consolidated Balance Sheets as of March 31, 2026 and December 31, 2025:

	March 31, 2026	December 31, 2025
Assets:
Current assets:
Cash	$4,163	$12,672
Accounts receivable, net	3,705	3,929
Prepaid expenses and other current assets	13,190	14,320
Total current assets	21,058	30,921
Restricted cash	10,156	10,091
Property and equipment, net	47,393	45,595
Intangible assets, net	19,330	20,067
Operating lease right-of-use assets	11,358	12,510
Finance lease right-of-use assets	735	809
Other assets	10,797	11,688
Total assets	$120,827	$131,681
Liabilities and Shareholders’ Deficit:
Current liabilities:
Accounts payable	$21,143	$18,437
Accrued expenses and other current liabilities	41,290	47,702
Deferred revenue	18,590	17,924
Current maturities of long-term debt	2,741	2,712
Operating lease liabilities, current	3,636	3,636
Finance lease liabilities, current	282	277
SAFE notes at fair value, current	3	5
Convertible notes at fair value, current	44,867	42,274
Due to related parties, current	374	643
Total current liabilities	132,926	133,610
Long-term liabilities:
Long-term debt, net of current maturities	13,760	14,389
Convertible notes at fair value, long term	14,029	25,183
Operating lease liabilities, long term	7,801	8,714
Finance lease liabilities, long term	599	670
Due to related parties, long term	100	100
Other long-term liabilities	8,207	3,872
Total liabilities	$177,422	$186,538
Commitments and contingencies:
Redeemable Common Stock:
Common Stock, $0.0001 par value; 3,510,638 and 0 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively.	6,600	—
Shareholders’ deficit:
Preferred Stock, $0.0001 par value; 50,000,000 shares authorized; 0 shares issued and outstanding at March 31, 2026 and December 31, 2025	—	—
Common stock, $0.0001 par value; 800,000,000 shares authorized as of both March 31, 2026 and December 31, 2025; 78,399,455 shares issued and outstanding as of March 31, 2026 and 73,082,025 shares issued and outstanding as of December 31, 2025	8	7
Additional paid-in capital	745,058	733,135
Accumulated deficit	(808,261)	(787,999)
Total shareholders’ deficit	$(63,195)	$(54,857)
Total liabilities, redeemable common stock, and shareholders’ deficit	$120,827	$131,681

Exhibit 99.1

Unaudited Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2026 and 2025: (in thousands, except share and per share data):

	Three Months Ended March 31,
	2026	2025
Revenue	$25,613	$23,506
Operating expenses:
Cost of revenue, exclusive of depreciation and amortization	25,946	24,706
Technology and development	2,445	2,680
Sales and marketing	1,966	1,653
General and administrative	6,059	10,886
Depreciation and amortization	2,552	2,148
Total operating expenses	38,968	42,073
Operating loss	$(13,355)	$(18,567)
Other income (expense):
Changes in fair value of financial instruments carried at fair value, net	$(3,613)	$5,396
Interest expense	(1,224)	(3,895)
Gain on extinguishment of debt	—	39
Other expense, net	(2,109)	(1,492)
Total other income (expense), net	$(6,946)	$48
Loss before income taxes	(20,301)	(18,519)
Income tax benefit	39	53
Net loss	$(20,262)	$(18,466)
Net loss per share applicable to common shareholders, basic and diluted	$(0.26)	$(1.09)
Weighted-average number of common shares used in net loss per share applicable to common shareholders, basic and diluted	76,872,371	16,905,684

Exhibit 99.1

Unaudited Non-GAAP Financial Measures; Reconciliation of Net Loss to Adjusted EBITDA for the Three Months Ended March 31, 2026 and March 31, 2025 (in thousands):

	Quarter Ended March 31,
	2026	2025
Net Loss	(20,262)	(18,466)
Addback:
Depreciation and amortization	2,552	2,148
Interest expense	1,224	3,895
Income tax expense (benefit)	(39)	(53)
Stock-based compensation expense (1)	1,388	1,879
Changes in fair value of financial instruments (2)	3,613	(5,396)
Gain on extinguishment of debt	-	(39)
Transaction costs (3)	1,608	-
Incentive plan accruals (4)	(2,925)	-
Restructuring costs and other (5)	501	1,680
Adjusted EBITDA	(12,340)	(14,352)

(1) Represents non-cash expenses related to equity-based compensation programs, which vary from period to period depending on various factors including the timing, number, and the valuation of awards.

(2) Represents fluctuations in the fair value of financial instruments carried at fair value. The fair values of the convertible notes, derivative instruments, and liability classified warrants were based on the values of the notes, warrants, and derivatives modelled using third party participant assumptions.

(3)Represents direct, uncapitalized, costs associated with the closing of debt and equity transactions, including accounting, legal, and advisory costs.
(4)Represents accruals and reversals of amounts under short-term incentive plans, for which the achievement of adjusted EBITDA metrics is a consideration.

(5)Represents identified costs specific to the Company’s Transformation Plan, inclusive of the relocation of the Company's operations center, the exiting of unprofitable routes, and exiting of the Company's PC-12 fleet, as well as losses on the disposal of owned aircraft and finance charges associated with non-debt payables.